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                                                                Exhibit 10-8




                              ANALOG DEVICES, INC.

                           1994 DIRECTOR OPTION PLAN



1.   PURPOSE

        The purpose of this 1994 Director Option Plan (the "Plan") of Analog Devices, Inc. (the "Company") is to encourage ownership in the Company by outside directors of the Company whose continued services are considered essential to the Company's future progress and to provide them with a further incentive to remain as directors of the Company.

2.   ADMINISTRATION

        The Board of Directors shall supervise and administer the Plan. Grants of stock options under the Plan and the amount and nature of the awards to be granted shall be automatic and non- discretionary in accordance with Section 5. However, all questions of interpretation of the Plan or of any options issued under it shall be determined by the Board of Directors and such determination shall be final and binding upon all persons having an interest in the Plan.

3.   PARTICIPATION IN THE PLAN

        Directors of the Company who are not employees of the Company or any subsidiary of the Company shall be eligible to participate in the Plan.

4.   STOCK SUBJECT TO THE PLAN

        (a) The maximum number of shares which may be issued under the Plan shall be two hundred thousand (200,000) shares of the Company's Common Stock, par value $.16-2/3 per share ("Common Stock"), subject to adjustment as provided in Section 9 of the Plan.1

        (b) If any outstanding option under the Plan for any reason expires or is terminated without having been exercised in full, the shares allocable to the unexercised portion of such option shall again become available for grant pursuant to the Plan.

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1    The maximum number of shares issuable under the Plan and the references to the number of shares purchasable upon exercise of options (as set forth in Section 5) have been adjusted to reflect the 3-for-2 stock split, to be effected in the form of a 50% stock dividend, approved by the Board of
Directors of the Company on November 29, 1994 and to be distributed on January 4, 1995 to stockholders of record December 12, 1994.
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        (c)  All options granted under the Plan shall be non-statutory options not entitled to special tax treatment under Section 422 of the Internal Revenue Code of 1986, as amended to date and as may be amended from time to time (the "Code").

5.   TERMS, CONDITIONS AND FORM OF OPTIONS

Each option granted under the Plan shall be evidenced by a      written
agreement in such form as the Board of Directors shall from time to time approve, which agreements shall comply with and be subject to the following terms and conditions:

     (a)  Automatic Option Grants.
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                (i)  An option for the purchase of 5,250 shares of Common Stock shall be granted automatically to each eligible director at the close of business on the date the Plan is approved by the Board of Directors of the Company (December 7, 1994), subject to shareholder approval of the Plan at the 1995 Annual Meeting of Stockholders.

                (ii) Each eligible director who is first elected or appointed to serve on the Board after December 7, 1994 shall be granted an option to purchase 5,250 shares of Common Stock upon such election or appointment.

                (iii) Each such eligible director shall be granted an additional option to purchase 5,250 shares of Common Stock upon each of the first, second and third "Anniversary Dates" (as defined below) of the initial option grant to such eligible director; provided that such person is an eligible director on the applicable Anniversary Date.

                (iv) The Anniversary Dates of an eligible director who was a member of the Board of Directors on December 7, 1994 shall be December 7, 1995 and successive anniversaries thereof. The Anniversary Dates of an eligible director who is first elected or appointed to the Board of Directors after December 7, 1994 shall be the date which is twelve (12) months after such election or appointment and the successive anniversaries thereof.

        (b) OPTION EXERCISE PRICE. The option exercise price per share for each option granted under the Plan shall equal (i) the last reported sales price per share of the Company's Common Stock, as listed on a nationally recognized securities exchange, on the date of grant (or, if no such price is reported on such date, such price as reported on the nearest preceding day); or
(ii) the fair market value of the stock on the date of grant, as determined by the Board of Directors, if the Common Stock is not publicly traded.





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        (c)  OPTIONS NON-TRANSFERABLE.  Each option granted under the Plan by its terms shall not be transferable by the optionee other- wise than by will, or by the laws of descent and distribution, or pursuant to a qualified domestic relations order (as defined in Section 414(p) of the Code), and shall be exercised during the lifetime of the optionee only by him. No option or interest therein may be transferred, assigned, pledged or hypothecated by the optionee during his lifetime, whether by operation of law or otherwise, or be made subject to execution, attachment or similar process.

        (d) EXERCISE PERIOD. Each option shall vest and be exercisable on a cumulative basis as to one-third of the shares subject to such option on each of the first, second and third Anniversary Dates of the grant of such option, PROVIDED that, subject to the provisions of Sections 5(e) and 5(f), no option may be exercised more than 90 days after the optionee ceases to serve as a director of the Company and such option may then only be exercised for the purchase of such number of shares as were vested and exercisable at the time of such termination. No option shall be exercisable after the expiration of ten
(10) years from the date of grant or prior to approval of the Plan by the stockholders of the Company.

        (e) EXERCISE PERIOD UPON RETIREMENT. Notwithstanding the provisions of Section 5(d), in the event an optionee ceases to be a director by reason of retirement of the optionee as a director at the retirement age determined by the Company or by reason of the Company's failure to nominate the optionee for reelection as a director (other than for such director's refusal to serve as a director), each option then held by such director shall, at the time he or she ceases to be a director, be exercisable for that number of shares of Common Stock which equals the sum of (i) the shares which are then vested and exercisable and (ii) the shares which would otherwise become vested and exercisable at the next succeeding Anniversary Date.

        (f) EXERCISE PERIOD UPON DEATH OR DISABILITY. Notwithstanding the provisions of Section 5(d), any option granted under the Plan:

          (i) may be exercised in full by an optionee who becomes disabled (within the meaning of Section 22(e)(3) of the Code or any successor provision thereto) while serving as a director of the Company; or

         (ii) may be exercised

                   (x) in full upon the death of an
          optionee while serving as a director of the Company, or




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                   (y) to the extent then exercisable
          upon the death of an optionee within 90 days of ceasing to serve as a director of the Company,

      by the person to whom it is transferred by will, by the laws of descent and distribution, or by written notice filed pursuant to Section 5(i);

in each such case within the period of one year after the date the optionee ceases to be such a director by reason of such death or disability; provided, that no option shall be exercisable after the expiration of ten (10) years from the date of grant or prior to the approval of the Plan by the stockholders of the Company.

        (g) EXERCISE PROCEDURE. Options may be exercised only by written notice to the Company at its principal office accompanied by payment of the full consideration for the shares as to which they are exercised.

        (h) PAYMENT OF PURCHASE PRICE. Options granted under the Plan may provide for the payment of the exercise price (i) by delivery of cash or a check to the order of the Company in an amount equal to the exercise price of such options or, (ii) to the extent provided in the applicable option agreement, by delivery to the Company of shares of Common Stock of the Company already owned by the optionee having a fair market value equal in amount to the exercise price of the options being exercised, or (iii) by any combination of such methods of payment. The fair market value of any shares of the Company's Common Stock which may be delivered upon exercise of an option shall be determined by the Board of Directors.

        (i) EXERCISE BY REPRESENTATIVE FOLLOWING DEATH OF DIRECTOR. A director, by written notice to the Company, may designate one or more persons (and from time to time change such designation) including his legal representative, who, by reason of his death, shall acquire the right to exercise all or a portion of the op- tion. If the person or persons so designated wish to exercise any portion of the option, they must do so within the term of the option as provided herein. Any exercise by a representative shall be subject to the provisions of the Plan.

6.   ASSIGNMENTS

        The rights and benefits under the Plan may not be assigned except for the designation of a beneficiary as provided in Section 5.





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7.   TIME FOR GRANTING OPTIONS

        All options for shares subject to the Plan shall be granted, if at all, not later than ten (10) years after the approval of the Plan by the Company's stockholders.

8.   LIMITATION OF RIGHTS

        (a) NO RIGHT TO CONTINUE AS A DIRECTOR. Neither the Plan, nor the granting of an option nor any other action taken pursuant to the Plan, shall constitute or be evidence of any agreement or understanding, express or implied, that the Company will retain a director for any period of time.

        (b) NO STOCKHOLDERS' RIGHTS FOR OPTIONS. An optionee shall have no rights as a stockholder with respect to the shares covered by his options until the date of the issuance to him of a stock certificate therefor, and no adjustment will be made for dividends or other rights for which the record date is prior to the date such certificate is issued.

9.   CHANGES IN COMMON STOCK

        (a) If (x) the outstanding shares of Common Stock are exchanged for a different number or kind of shares or other securities of the Company, or (y) the outstanding shares of Common Stock are increased or decreased as a result of any recapitalization, reclassification, stock dividend or stock split (except for the 3-for-2 stock split approved by the Board of Directors on November 29, 1994, which has been reflected in the Plan as adopted by the Board of Directors on December 7, 1994), reverse stock split or other similar transaction, an appropriate and proportionate adjustment shall be made in (i) the maximum number and kind of shares reserved for issuance under the Plan, and
(ii) the number and kind of shares or other securities subject to then outstanding options under the Plan and (iii) the price for each share subject to any then outstanding options under the Plan, without changing the aggregate purchase price as to which such options remain exercisable. No fractional shares will be issued under the Plan on account of any such adjustments. Notwithstanding the foregoing, no adjustment shall be made pursuant to this
Section 9 if such adjustment would cause the Plan to fail to comply with Rule 16b-3 or any successor rule promulgated pursuant to Section 16 of the Securities Exchange Act of 1934.

        (b) If any event occurs that would constitute a "Change of Control" within the meaning of clause (iii) or (iv) of Section 10 below, the Board of Directors of the Company, or the board of directors of any corporation assuming the obligations of the Company, shall, subject to the provisions of Section 10, as to outstanding options, take one or more of the following actions: (i) provide that such options shall be assumed, or equivalent


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options shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), (ii) upon written notice to the optionees, provide that all unexercised options will terminate immediately prior to the consummation of such transaction unless exercised by the optionee within a specified period following the date of such notice, or (iii) if, under the terms of a merger transaction, holders of the Common Stock of the Company will receive upon consummation thereof a cash payment for each share surrendered in the merger (the "Merger Price"), make or provide for a cash payment to the optionees equal to the difference between (A) the Merger Price times the number of shares of Common Stock subject to such outstanding options (to the extent then exercisable at prices not in excess of the Merger Price) and (B) the aggregate exercise price of all such outstanding options in exchange for the termination of such options.

10.  CHANGE IN CONTROL

        Notwithstanding any other provision to the contrary in this Plan, in the event of a Change of Control (as defined below), all options outstanding as of the date such Change in Control occurs shall become exercisable in full, whether or not exercisable in accordance with their terms. A "Change in Control" shall occur or be deemed to have occurred only if any of the following events occur: (i) any "person," as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended, (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportion as their ownership of stock of the Company) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Securities Exchange Act of 1934), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company's then outstanding securities; (ii) individuals who, as of July 1, 1992, constitute the Board of Directors of the Company (as of the date thereof, the "Incumbent Board") cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the date thereof whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the directors of the Company, as such terms are used in Rule 14a-11 of Regulation 14A under the Securities Exchange Act of 1934) shall be, for purposes of this Agreement, considered as though such person were a member of the Incumbent Board; (iii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding


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or by being converted into voting securities of the surviving entity) more than
50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no "person" (as hereinabove defined) acquires more than 30% of the combined voting power of the Company's then outstanding securities; or (iv) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets."

11.   AMENDMENT OF THE PLAN

        The Board of Directors may suspend or discontinue the Plan or review or amend it in any respect whatsoever; provided, however, that without approval of the stockholders of the Company no revision or amendment shall change the number of shares subject to the Plan (except as provided in Section 9), change the designation of the class of directors eligible to receive options, or materially increase the benefits accruing to participants under the Plan. The Plan may not be amended more than once in any six- month period.

12.  WITHHOLDING

        The Company shall have the right to deduct from payments of any kind otherwise due to the optionee any federal, state or local taxes of any kind required by law to be withheld with respect to any shares issued upon exercise of options under the Plan.

13.  EFFECTIVE DATE AND DURATION OF THE PLAN

        (a) EFFECTIVE DATE. The Plan shall become effective when adopted by the Board of Directors, but no option granted under the Plan shall become exercisable unless and until the Plan shall have been approved by the Company's shareholders. If such shareholder approval is not obtained within twelve months after the date of the Board's adoption of the Plan, all options granted under the Plan shall terminate and no further options shall be granted under the Plan. Amendments to the Plan not requiring shareholder approval shall become effective when adopted by the Board of Directors; amendments requiring shareholder approval (as provided in Section 11) shall become effective when adopted by the Board of Directors, but no option granted after the date of such amendment shall become exercisable (to the extent that such amendment to the Plan was required to enable the Company to grant such option to a particular optionee) unless and until such amendment shall have been approved by the Company's shareholders. If such shareholder approval is not obtained within twelve months of the Board's adoption of such amendment, any options granted on or after the date of such amendment shall terminate to the extent that such amendment to the Plan was required to enable the Company to grant


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such option to a particular optionee.  Subject to this limitation, options may be granted under the Plan at any time after the effective date and before the date fixed for termination of the Plan.

        (b) TERMINATION. Unless sooner terminated in accordance with Section 9, the Plan shall terminate upon the earlier of (i) the close of business on the day next preceding the fifth anniversary of the date of its approval by the Company's stockholders, or (ii) the date on which all shares available for issuance under the Plan shall have been issued pursuant to the exercise or cancellation of options granted under the Plan. If the date of termination is determined under (i) above, then options outstanding on such date shall continue to have force and effect in accordance with the provisions of the instruments evidencing such options.

14.  NOTICE

        Any written notice to the Company required by any of the provisions of the Plan shall be addressed to the Treasurer of the Company and shall become effective when it is received.

15.  COMPLIANCE WITH RULE 16B-3

        Transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successor promulgated pursuant to Section 16 of the Securities Exchange Act of 1934. To the extent any provision of the Plan or action by the Board of Directors in administering the Plan fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Board of Directors.

16.  GOVERNING LAW

        The Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of the Commonwealth of Massachusetts.


                         Approved by the Board of Directors
                         on December 7, 1994





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